united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/20

Item 1. Reports to Stockholders.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)

April 30, 2020

Semi-Annual Report

Advised by:
Anfield Capital Management, LLC
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.AnfieldFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

June 2020

Semi-Annual Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

General Fund Update

The Anfield Universal Fixed Income Fund (the “Fund” or “AFLIX”) finished the semi-annual period ended April 30, 2020 with $240.5 million in assets under management, down from $319.2 million in assets as of October 31, 2019. The decline in assets was due both to client redemptions as well as a decline in the prices of underlying assets over the six-month period. In terms of performance for this period, all share classes were negative: A shares -2.28%, C shares -2.64%, I shares -2.15%, net of all fees and expenses. Benchmark performance over the same period: Bloomberg Barclays US Aggregate Bond Index (US Agg), 4.86%; Bloomberg Barclays Intermediate US Aggregate Index, 3.75%; Bloomberg Barclays US Treasury: 1-3 Year Index, 3.07%; ICE BofAML US Dollar Libor 3 Month Constant Maturity: 1.14%.

Coronavirus Performance Update

The Fund’s performance for the six-month period was dramatically impacted by the outbreak of the coronavirus in China, which subsequently spread to the US and the rest of the world in early 2020. As a result of the outbreak and its knock-on effects, markets became increasingly volatile and saw the S&P 500 fall from its peak of 3,386.15 on February 19th, 2020 to a 2020 low of 2,237.40 on March 23rd, 2020, a fall of 33.92%, according to data from Bloomberg. Global stocks, as measured by the MSCI All Country World Index (ACWI) fell from 579.87 to 384.04 over the same period, a drop of 33.77%. From February 19th through March 23rd, the Fund fell 7.50%, while the US Agg fell 1.00%, the S&P 500 Investment Grade Corporate Bond Index fell 9.05%, and the ICE of BofAML High Yield Master II Index fell 21.45%, according to date gathered by YCharts. The sell-off in corporate bonds—especially high yield—generally corresponded to the sell-off in equity markets as investors fled to cash and high quality bonds such as US Treasury securities.

However, with the launch of several US Federal Reserve stimulus measures, including dedicated facilities to shore up corporate bond markets, both equity and credit markets recovered markedly from March 23rd through the end of April. Over this recovery period, the Fund rose 4.12%, the S&P 500 Investment Grade Corporate Bond Index rose 9.81%, and the ICE of BofAML High Yield Master II Index rose 13.52%, according to date gathered by YCharts.

Within the Fund itself, our credit-related positions were hit hardest in the coronavirus-driven sell-off. This includes our corporate bond, CLO, preferred equity, and bank loan positions. Our agency mortgage positions also sold off, though not to the extent of our credit-related positions, due to interest rate volatility. However, our US Treasury exposure expressed through futures contracts performed very well, helping to offset the price declines in other segments of the portfolio.

What is the Adviser Doing within the Portfolio?

Duration Positioning – The Adviser is maintaining a 2-3 year average duration position, which we feel is prudent as interest rates have remained range bound for several months. We are generally staying shorter in maturity in the credit space, while using US Treasury futures contracts to express our duration position.

Credit Portfolio – Within our credit portfolio, the Adviser has selectively removed some riskier, more volatile positions that we believe have been materially impacted due to the coronavirus and its knock-on effects. Even prior to the outbreak, the team was lightening up on high yield rated CLOs, which proved prudent despite high quality CLOs exhibiting price volatility during the sell-off. In addition, the team exited some positions in secured airline paper, as we believe the underlying collateral is worth much less than it was just a few months ago and the risk-reward profile was skewed to the downside. Overall, the Adviser is comfortable with the portfolio’s credit profile and when there are opportunities to deploy cash in the sector, we are focusing on higher quality, short maturity paper.

Potential Upside in Select Agency Mortgages – We believe that some of the Fund’s agency mortgage positions have underperformed our expectations, but we believe, although there are no guarantees, that these positions will outperform in the long run, especially because they are high quality GSE paper with attractive yields. In this low interest rate environment, we believe these positions play a vital part in the Fund’s focus on high quality yield. The team continues to review the mortgage portfolio and is comfortable with all of the holdings.

Current Fixed Income Investment Strategy

●	While maintaining a defensive position relative to interest rates, gradually increase treasury exposure and duration as we expect rates to remain within a range

●	Emphasize high quality yield enhancing corporate credit / MBS / ABS fixed income allocations, taking advantage of market segments that we believe are oversold as a result of the coronavirus outbreak

●	Continue to seek select opportunities in hybrid securities

●	Remain vigilant and opportunistic while monitoring stretched high yield markets

●	Favor front-end of the yield curve for quality paper as we are not being compensated to extend further out. Compensation beyond 2-3 years requires onboarding excess risk that we feel is not prudent unless it is a special circumstance

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA
CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

4585-NLD-6/8/2020

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

The Fund’s performance figures* for the periods ended April 30, 2020, compared to its benchmark:

		1 Year	5 Year	Since
	Six Months	Annualized	Annualized	Inception(a)
Class A	(2.28)%	(4.04)%	1.32%	1.61%
Class A with 5.75% load	(7.91)%	(9.57)%	0.12%	0.74%
Class C	(2.64)%	(4.77)%	0.59%	0.83%
Class I	(2.15)%	(3.79)%	1.59%	1.86%
BofA Merrill Lynch US Dollar 3-Month Libor Constant Maturity Index(b)	1.14%	2.47%	1.48%	1.15%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2021 so that the total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.50%, 2.25%, and 1.25% for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements by the adviser are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Without waiver or reimbursement the gross expenses and fees of the Fund are 1.41%, 2.16% and 1.16% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated February 28, 2020. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Top Allocations	% of Net Assets
Bonds & Notes	82.0%
Mutual Funds	5.2%
Term Loans	5.1%
Preferred Stocks	0.5%
Exchange Traded Fund	0.1%
Closed End Fund	0.1%
Other Assets Less Liabilities	7.0%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2020

Shares		Fair Value

	CLOSED END FUND - 0.1%
	DEBT FUND - 0.1%
15,450	BlackRock Floating Rate Income Strategies Fund, Inc.	$166,860
	TOTAL CLOSED END FUND (Cost $222,461)	166,860

	EXCHANGE TRADED FUND - 0.1%
	DEBT FUND - 0.1%
16,900	Invesco Senior Loan ETF	354,562
	TOTAL EXCHANGE TRADED FUND (Cost $414,250)	354,562

	MUTUAL FUNDS - 5.2%
	DEBT FUNDS - 5.2%
219,815	Fidelity Floating Rate High Income Fund - Institutional Class	1,848,646
985,448	Vanguard Short-Term Investment Grade Fund - Institutional Class	10,573,859
	TOTAL MUTUAL FUNDS (Cost $12,589,536)	12,422,505

Par Value		Coupon Rate (%)	Maturity	Spread	Rate
	BONDS & NOTES - 82.0%
	AGENCY COLLATERAL CMO - 15.9%
$1,218,708	Fannie Mae Interest Strip *	2.5000	2/25/2028			67,479
927,442	Fannie Mae Interest Strip *	3.0000	11/25/2043			111,157
650,791	Fannie Mae Interest Strip *	3.5000	11/25/2041			79,046
2,508,991	Fannie Mae Interest Strip *	3.5000	12/25/2042			336,827
439,338	Fannie Mae Interest Strip *#	4.0000	11/25/2041			54,265
401,786	Fannie Mae Interest Strip *#	4.0000	7/25/2042			70,617
810,527	Fannie Mae Interest Strip *	4.5000	7/25/2037			116,375
292,893	Fannie Mae Interest Strip *#	4.5000	11/25/2039			42,448
1,084,419	Fannie Mae Interest Strip *#	4.5000	10/25/2040			199,599
857,811	Fannie Mae Interest Strip *#	4.5000	11/25/2040			136,123
1,145,083	Fannie Mae Interest Strip *#	4.5000	7/25/2042			227,992
467,292	Fannie Mae Interest Strip *	5.0000	1/25/2039			67,444
3,095,422	Fannie Mae Interest Strip *	5.0000	12/25/2040			511,935
591,958	Fannie Mae Interest Strip *#	5.5000	5/25/2039			115,463
1,641,490	Fannie Mae Interest Strip *	6.0000	5/25/2039			337,464
618,200	Fannie Mae Interest Strip *#	6.0000	5/25/2039			130,344
262,879	Fannie Mae Interest Strip *#	6.5000	11/25/2035			50,900
436,519	Fannie Mae Interest Strip *	7.0000	2/25/2037			118,817
18,215,017	Fannie Mae REMICS *~	0.0300	6/25/2045	Monthly US LIBOR	+6.20%	24,033
271,498	Fannie Mae REMICS *	3.0000	8/25/2030			7,863
2,634,256	Fannie Mae REMICS *	3.5000	5/25/2044			127,306
4,504,736	Fannie Mae REMICS *	3.5000	12/25/2044			244,756
4,182,514	Fannie Mae REMICS *	3.5000	11/25/2045			201,179
2,511,938	Fannie Mae REMICS *	3.5000	2/25/2046			121,627
704,188	Fannie Mae REMICS *	3.5000	10/25/2047			58,656
3,931,877	Fannie Mae REMICS *	3.5000	12/25/2047			253,657
4,598,013	Fannie Mae REMICS *	3.5000	8/25/2049			433,644
3,717,992	Fannie Mae REMICS *	4.0000	4/25/2041			209,040
1,571,424	Fannie Mae REMICS *	4.0000	10/25/2041			67,277
2,403,589	Fannie Mae REMICS *	4.0000	5/25/2044			56,302
2,339,006	Fannie Mae REMICS *	4.0000	5/25/2047			98,691
1,931,151	Fannie Mae REMICS *	4.0000	10/25/2047			113,582
4,802,010	Fannie Mae REMICS *	4.0000	3/25/2048			519,637
2,757,194	Fannie Mae REMICS *	4.0000	5/25/2048			238,266
1,374,861	Fannie Mae REMICS *	4.5000	2/25/2043			156,647
868,739	Fannie Mae REMICS *	4.5000	9/25/2043			78,765
1,222,006	Fannie Mae REMICS *	4.5000	12/25/2047			153,805
2,347,730	Fannie Mae REMICS *	4.5000	10/25/2048			225,164
365,620	Fannie Mae REMICS *~	4.5979	4/25/2045	Monthly US LIBOR	+6.15%	69,223
550,525	Fannie Mae REMICS *	5.0000	11/25/2038			61,927
1,079,050	Fannie Mae REMICS *#	5.0000	1/25/2040			217,861
1,783,400	Fannie Mae REMICS *~	5.0627	8/25/2042	Monthly US LIBOR	+5.55%	349,909
853,987	Fannie Mae REMICS *	5.5000	12/25/2043			158,113
6,706,874	Fannie Mae REMICS *~	5.5127	11/25/2041	Monthly US LIBOR	+6.00%	931,239
287,507	Fannie Mae REMICS *~	5.5127	1/25/2042	Monthly US LIBOR	+6.00%	57,573
3,480,994	Fannie Mae REMICS *~	5.5127	10/25/2043	Monthly US LIBOR	+6.00%	725,827
421,844	Fannie Mae REMICS *~	5.6627	2/25/2043	Monthly US LIBOR	+6.15%	86,564
391,920	Fannie Mae REMICS *~	5.9627	9/25/2037	Monthly US LIBOR	+6.45%	83,390

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	AGENCY COLLATERAL CMO - 15.9% (Continued)
$346,729	Fannie Mae REMICS *~	5.9627	12/25/2037	Monthly US LIBOR	+6.45%	$70,666
992,662	Fannie Mae REMICS *~	5.9627	6/25/2040	Monthly US LIBOR	+6.45%	205,935
1,217,780	Fannie Mae REMICS *	6.0000	12/25/2039			226,382
5,217,785	Fannie Mae REMICS *	6.0000	6/25/2045			1,379,782
291,787	Fannie Mae REMICS *~	6.0000	8/25/2042	Monthly US LIBOR	+6.00%	58,925
1,487,294	Fannie Mae REMICS *~	6.0328	9/25/2037	Monthly US LIBOR	+6.52%	327,434
920,727	Fannie Mae REMICS *~	6.0627	6/25/2038	Monthly US LIBOR	+6.55%	35,809
2,706,695	Fannie Mae REMICS *~	6.1127	10/25/2040	Monthly US LIBOR	+6.60%	450,078
1,009,309	Fannie Mae REMICS *~	6.1427	11/25/2036	Monthly US LIBOR	+6.63%	249,028
597,231	Fannie Mae REMICS *~	6.1628	3/25/2036	Monthly US LIBOR	+6.65%	92,161
591,429	Fannie Mae REMICS *~	6.1628	12/25/2036	Monthly US LIBOR	+6.65%	128,927
393,521	Fannie Mae REMICS *~	6.2128	10/25/2035	Monthly US LIBOR	+6.70%	79,854
3,870,211	Fannie Mae REMICS *~	6.2128	3/25/2042	Monthly US LIBOR	+6.70%	505,866
575,263	Fannie Mae REMICS *~	6.2728	5/25/2037	Monthly US LIBOR	+6.76%	118,564
1,226,860	Fannie Mae REMICS *~	6.2728	6/25/2037	Monthly US LIBOR	+6.76%	271,383
356,223	Fannie Mae REMICS *	6.5000	7/25/2040			73,816
1,771,726	Fannie Mae REMICS *~	7.2628	2/25/2033	Monthly US LIBOR	+7.75%	426,779
9,215,092	Freddie Mac REMICS *~	0.1000	9/15/2040	Monthly US LIBOR	+6.10%	28,943
26,372,110	Freddie Mac REMICS *#	0.2097	8/15/2044			232,971
1,307,570	Freddie Mac REMICS *	3.0000	6/15/2041			56,463
361,537	Freddie Mac REMICS *	3.5000	4/15/2033			20,112
903,000	Freddie Mac REMICS *	3.5000	4/15/2038			24,544
2,522,811	Freddie Mac REMICS *	3.5000	3/15/2043			91,517
678,697	Freddie Mac REMICS *	3.5000	6/15/2043			23,650
1,227,522	Freddie Mac REMICS *	3.5000	7/15/2043			85,028
3,753,392	Freddie Mac REMICS *	3.5000	10/15/2043			127,366
595,423	Freddie Mac REMICS *	3.5000	2/15/2044			22,504
1,541,425	Freddie Mac REMICS *	3.5000	4/15/2044			45,562
681,498	Freddie Mac REMICS *	3.5000	4/15/2046			60,265
1,194,513	Freddie Mac REMICS *	4.0000	11/15/2039			92,434
539,725	Freddie Mac REMICS *	4.0000	12/15/2041			21,831
1,589,151	Freddie Mac REMICS *	4.0000	4/15/2043			208,569
4,152,796	Freddie Mac REMICS *	4.0000	8/15/2043			148,980
980,023	Freddie Mac REMICS *	4.0000	1/15/2044			33,385
613,778	Freddie Mac REMICS *	4.0000	9/15/2044			9,022
884,573	Freddie Mac REMICS *	4.0000	3/15/2045			111,525
2,104,978	Freddie Mac REMICS *	4.0000	12/15/2046			270,308
1,126,313	Freddie Mac REMICS *	4.0000	5/15/2048			104,714
3,333,878	Freddie Mac REMICS *	4.5000	12/15/2044			148,201
570,323	Freddie Mac REMICS *	4.5000	7/15/2046			11,228
2,755,858	Freddie Mac REMICS *	4.5000	9/15/2048			556,044
839,315	Freddie Mac REMICS *~	4.7860	5/15/2045	Monthly US LIBOR	+5.60%	147,891
745,520	Freddie Mac REMICS *~	5.0860	1/15/2054	Monthly US LIBOR	+5.90%	144,923
176,505	Freddie Mac REMICS *~	5.1860	6/15/2037	Monthly US LIBOR	+6.00%	26,840
2,183,551	Freddie Mac REMICS *~	5.1860	5/15/2046	Monthly US LIBOR	+6.00%	382,654
390,568	Freddie Mac REMICS *~	5.2360	7/15/2042	Monthly US LIBOR	+6.05%	90,375
839,783	Freddie Mac REMICS *~	5.2860	12/15/2044	Monthly US LIBOR	+6.10%	184,125
3,072,647	Freddie Mac REMICS *~	5.7360	3/15/2040	Monthly US LIBOR	+6.55%	628,353
564,310	Freddie Mac REMICS *~	5.7360	8/15/2042	Monthly US LIBOR	+6.55%	123,177
612,505	Freddie Mac REMICS *~	5.7560	5/15/2036	Monthly US LIBOR	+6.57%	118,195
1,539,631	Freddie Mac REMICS *~	5.7760	10/15/2035	Monthly US LIBOR	+6.59%	349,230
1,735,876	Freddie Mac REMICS *~	5.7860	10/15/2035	Monthly US LIBOR	+6.60%	371,047
176,816	Freddie Mac REMICS *~	5.7960	4/15/2042	Monthly US LIBOR	+6.61%	37,665
4,254,069	Freddie Mac REMICS *~	5.8360	5/15/2040	Monthly US LIBOR	+6.65%	410,938
612,770	Freddie Mac REMICS *~	5.9360	5/15/2029	Monthly US LIBOR	+6.75%	93,966
495,083	Freddie Mac REMICS *	6.0000	10/15/2037			81,189
156,221	Freddie Mac REMICS *~	6.1860	2/15/2031	Monthly US LIBOR	+7.00%	18,126
797,253	Freddie Mac REMICS *~	6.1860	1/15/2032	Monthly US LIBOR	+7.00%	165,741
681,340	Freddie Mac REMICS *~	6.8860	7/15/2034	Monthly US LIBOR	+7.70%	74,978
234,842	Freddie Mac REMICS *~	7.0560	5/15/2029	Monthly US LIBOR	+7.87%	42,489
479,221	Freddie Mac REMICS *~	7.1860	6/15/2032	Monthly US LIBOR	+8.00%	102,002
558,537	Freddie Mac REMICS *~	7.2860	8/15/2032	Monthly US LIBOR	+8.10%	89,873
78,862	Freddie Mac REMICS ~	7.6615	5/15/2047	Monthly US LIBOR	+10.28%	79,195
82,365	Freddie Mac REMICS ~	12.4680	12/15/2040	Monthly US LIBOR	+14.91%	164,216
45,595	Freddie Mac REMICS ~	18.8136	2/15/2032	Monthly US LIBOR	+20.93%	69,908

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	AGENCY COLLATERAL CMO - 15.9% (Continued)
$530,842	Freddie Mac Strips *#	4.5000	12/15/2039			$77,348
491,266	Freddie Mac Strips *#	4.5000	12/15/2040			78,596
782,903	Freddie Mac Strips *#	4.5000	1/15/2043			145,646
1,214,590	Freddie Mac Strips *	5.0000	6/15/2038			247,484
505,804	Freddie Mac Strips *	5.5000	11/15/2035			84,617
150,788	Freddie Mac Strips *	6.5000	4/1/2029			26,897
435,465	Freddie Mac Strips *	7.0000	12/15/2036			110,679
16,395,749	Government National Mortgage Association *~	0.1500	9/16/2034	Monthly US LIBOR	+6.70%	82,456
23,377,597	Government National Mortgage Association *#	0.2519	10/20/2043			188,131
3,178,970	Government National Mortgage Association *~	0.5000	6/20/2040			37,801
1,722,050	Government National Mortgage Association *#	1.0000	7/20/2043			33,915
5,298,725	Government National Mortgage Association *~	1.0000	10/20/2045	Monthly US LIBOR	+31.25%	231,829
2,414,782	Government National Mortgage Association *	3.0000	6/20/2041			113,855
167,125	Government National Mortgage Association *	3.0000	7/20/2041			2,199
3,625,744	Government National Mortgage Association *	3.0000	8/20/2041			173,280
351,014	Government National Mortgage Association *	3.0000	2/20/2042			10,448
634,722	Government National Mortgage Association *	3.0000	7/20/2043			29,849
1,510,740	Government National Mortgage Association *	3.0000	12/20/2044			30,646
870,880	Government National Mortgage Association *	3.0000	4/20/2046			29,237
1,268,826	Government National Mortgage Association *	3.5000	9/20/2023			21,317
1,213,171	Government National Mortgage Association *	3.5000	10/20/2039			48,915
170,576	Government National Mortgage Association *	3.5000	1/20/2043			24,147
607,199	Government National Mortgage Association *	3.5000	5/20/2043			86,424
968,533	Government National Mortgage Association *	3.5000	3/20/2044			17,281
439,568	Government National Mortgage Association *	3.5000	4/20/2044			9,328
1,481,026	Government National Mortgage Association *	3.5000	8/20/2044			13,021
705,732	Government National Mortgage Association *	3.5000	4/20/2046			103,352
2,522,360	Government National Mortgage Association *	3.5000	9/20/2046			173,816
1,977,048	Government National Mortgage Association *	3.5000	3/20/2047			100,252
292,720	Government National Mortgage Association *	3.5000	7/20/2047			12,035
2,997,693	Government National Mortgage Association *	3.5000	1/20/2048			148,058
161,775	Government National Mortgage Association *	4.0000	12/16/2026			13,596
532,381	Government National Mortgage Association *	4.0000	12/20/2040			16,459
821,327	Government National Mortgage Association *	4.0000	3/16/2041			91,941
2,977,816	Government National Mortgage Association *	4.0000	11/20/2044			312,860
932,410	Government National Mortgage Association *	4.0000	7/20/2045			91,453
507,152	Government National Mortgage Association *	4.0000	6/20/2046			61,417
3,541,600	Government National Mortgage Association *	4.0000	11/20/2047			189,459
2,280,565	Government National Mortgage Association *	4.5000	8/20/2045			320,679
1,089,300	Government National Mortgage Association *	4.5000	10/16/2045			128,391
2,771,859	Government National Mortgage Association *	4.5000	3/20/2046			194,829
385,566	Government National Mortgage Association *	4.5000	4/20/2046			36,338
808,109	Government National Mortgage Association *~	4.8059	6/16/2044	Monthly US LIBOR	+5.60%	151,089
268,001	Government National Mortgage Association *~	4.8818	9/20/2044	Monthly US LIBOR	+5.60%	48,589
630,845	Government National Mortgage Association *	5.0000	3/20/2039			13,854
1,396,173	Government National Mortgage Association *	5.0000	2/16/2040			227,524
2,238,509	Government National Mortgage Association *	5.0000	4/20/2040			349,895
478,724	Government National Mortgage Association *	5.0000	10/16/2040			63,126
455,970	Government National Mortgage Association *	5.0000	4/16/2042			72,024
725,205	Government National Mortgage Association *	5.0000	7/20/2042			77,711
625,433	Government National Mortgage Association *	5.0000	1/20/2043			73,216
892,317	Government National Mortgage Association *	5.0000	11/20/2046			87,764
382,474	Government National Mortgage Association *	5.0000	12/20/2047			71,805
167,726	Government National Mortgage Association *~	5.2318	2/20/2039	Monthly US LIBOR	+5.95%	21,711
4,487,450	Government National Mortgage Association *~	5.2559	12/16/2040	Monthly US LIBOR	+6.05%	835,370
882,536	Government National Mortgage Association *~	5.2818	8/20/2042	Monthly US LIBOR	+6.00%	185,859
1,751,939	Government National Mortgage Association *~	5.3059	8/16/2043	Monthly US LIBOR	+6.10%	345,853
1,829,774	Government National Mortgage Association *~	5.3318	2/20/2049	Monthly US LIBOR	+6.05%	209,707
990,635	Government National Mortgage Association *~	5.3359	11/16/2039	Monthly US LIBOR	+6.13%	108,742
2,893,414	Government National Mortgage Association *~	5.3559	7/16/2038	Monthly US LIBOR	+6.15%	546,831
1,957,311	Government National Mortgage Association *~	5.3818	3/20/2039	Monthly US LIBOR	+6.10%	201,778
967,916	Government National Mortgage Association *~	5.3818	10/20/2043	Monthly US LIBOR	+6.10%	134,535
398,243	Government National Mortgage Association *~	5.3818	11/20/2043	Monthly US LIBOR	+6.10%	78,813
413,945	Government National Mortgage Association *~	5.3818	1/20/2046	Monthly US LIBOR	+6.10%	70,527
1,117,528	Government National Mortgage Association *~	5.4317	7/20/2043	Monthly US LIBOR	+6.15%	187,126

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	AGENCY COLLATERAL CMO - 15.9% (Continued)
$202,760	Government National Mortgage Association *~	5.4317	7/20/2043	Monthly US LIBOR	+6.15%	$41,159
576,449	Government National Mortgage Association *~	5.4817	12/20/2042	Monthly US LIBOR	+6.20%	113,042
2,516,581	Government National Mortgage Association *~	5.4817	12/20/2047	Monthly US LIBOR	+6.20%	433,925
1,696,772	Government National Mortgage Association *	5.5000	2/20/2039			386,817
633,677	Government National Mortgage Association *	5.5000	7/20/2047			105,550
797,522	Government National Mortgage Association *	5.5000	9/20/2048			110,007
940,000	Government National Mortgage Association *	5.5000	10/20/2048			180,009
1,873,442	Government National Mortgage Association *~	5.5918	2/20/2036	Monthly US LIBOR	+6.31%	347,985
3,466,614	Government National Mortgage Association *~	5.6059	1/16/2040	Monthly US LIBOR	+6.40%	390,837
2,667,752	Government National Mortgage Association *~	5.7059	8/16/2039	Monthly US LIBOR	+6.50%	271,109
1,311,328	Government National Mortgage Association *~	5.7718	2/20/2038	Monthly US LIBOR	+6.49%	263,542
5,503,238	Government National Mortgage Association *~	5.8318	10/20/2039	Monthly US LIBOR	+6.55%	1,308,153
5,686,027	Government National Mortgage Association *~	5.8817	12/20/2039	Monthly US LIBOR	+6.60%	495,302
325,409	Government National Mortgage Association *~	5.9059	6/16/2042	Monthly US LIBOR	+6.70%	66,349
657,076	Government National Mortgage Association *~	5.9559	3/16/2042	Monthly US LIBOR	+6.75%	118,826
10,300,162	Government National Mortgage Association *~	5.9717	10/20/2037	Monthly US LIBOR	+6.69%	2,365,763
590,218	Government National Mortgage Association *	6.0000	4/20/2041			95,207
1,674,788	Government National Mortgage Association *~	6.0059	5/16/2037	Monthly US LIBOR	+6.80%	425,478
1,085,384	Government National Mortgage Association *~	6.0317	9/20/2040	Monthly US LIBOR	+6.75%	75,038
4,360,759	Government National Mortgage Association *~	6.0317	3/20/2043	Monthly US LIBOR	+6.75%	721,879
749,986	Government National Mortgage Association *~	6.0317	12/20/2045	Monthly US LIBOR	+6.75%	168,963
6,234,030	Government National Mortgage Association *~	6.1318	7/20/2034	Monthly US LIBOR	+6.85%	1,440,432
1,529,602	Government National Mortgage Association *~	6.3817	6/20/2034	Monthly US LIBOR	+7.10%	300,835
						38,479,406
	AGRICULTURE - 0.1%
285,000	Reynolds American, Inc. ^	6.8750	5/1/2020			285,000

	AIRLINES - 2.7%
565,656	America West Airlines 2001-1 Pass Through Trust	7.1000	4/2/2021			564,556
330,340	American Airlines 2011-1 Class A Pass Through Trust	5.2500	1/31/2021			323,413
547,502	American Airlines 2013-1 Class B Pass Through Trust ^	5.6250	1/15/2021			540,262
628,230	American Airlines 2013-2 Class B Pass Through Trust ^	5.6000	7/15/2020			631,456
151,639	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.0480	11/1/2020			141,030
1,486,883	Continental Airlines 2007-1 Class A Pass Through Trust	5.9830	4/19/2022			1,431,466
1,314,617	Continental Airlines 2010-1 Class A Pass Through Trust	4.7500	1/12/2021			1,284,589
1,554,289	UAL 2007-1 Pass Through Trust	6.6360	7/2/2022			1,362,560
136,256	United Airlines 2014-1 Class B Pass Through Trust	4.7500	4/11/2022			122,136
						6,401,468
	AUTO MANUFACTURERS - 5.3%
1,000,000	Daimler Finance North America LLC ^	2.2000	5/5/2020			1,000,021
400,000	Daimler Finance North America LLC ~^	2.2710	5/5/2020	Quarterly US LIBOR	+0.53%	399,988
250,000	Daimler Finance North America LLC ~	2.2710	5/5/2020	Quarterly US LIBOR	+0.53%	249,993
1,856,000	Ford Motor Credit Co. LLC	2.4250	6/12/2020			1,856,000
3,021,000	Ford Motor Credit Co. LLC	3.2000	1/15/2021			2,934,146
2,831,000	Ford Motor Credit Co. LLC	3.3360	3/18/2021			2,731,858
1,750,000	Ford Motor Credit Co. LLC	3.4700	4/5/2021			1,680,000
1,450,000	Ford Motor Credit Co. LLC	5.7500	2/1/2021			1,421,000
500,000	Harley-Davidson Financial Service, Inc. ^	2.4000	6/15/2020			499,972
						12,772,978
	BANKS - 13.2%
268,000	Bank of America Corp. #	3.4117	11/18/2020	Quarterly US LIBOR	+1.72%	268,821
2,417,000	Bank of New York Mellon Corp. #	4.9500	9/20/2020	Quarterly US LIBOR	+3.42%	2,314,833
500,000	Barclays Bank PLC #	3.0000	2/22/2021	Quarterly US LIBOR	+1.25%	507,227
650,000	Barclays Bank PLC	5.1400	10/14/2020			657,939
11,345,000	BNP Paribas SA #^	7.6250	3/30/2021	5 Year Swap Rate	+6.31%	11,550,628
1,915,000	CIT Group, Inc.	4.1250	3/9/2021			1,890,201
7,809,000	CIT Group, Inc. #	5.8000	6/15/2022	Quarterly US LIBOR	+3.97%	6,130,065
250,000	Citigroup, Inc. ~	3.0000	12/15/2020	Quarterly US LIBOR	+1.25%	252,371
450,000	Citigroup, Inc. #	3.1809	8/11/2020	Quarterly US LIBOR	+1.45%	450,043
2,308,000	Citigroup, Inc. #	5.9500	1/30/2023	Quarterly US LIBOR	+4.07%	2,298,353
344,000	Goldman Sachs Group, Inc. ~	2.5689	7/15/2020	Quarterly US LIBOR	+1.35%	344,210
250,000	Goldman Sachs Group, Inc. #	3.0466	8/26/2020	Quarterly US LIBOR	+1.40%	250,448
2,000,000	Goldman Sachs Group, Inc. #	5.3750	7/20/2020	Quarterly US LIBOR	+3.92%	1,862,570
652,000	HSBC Bank USA NA	4.8750	8/24/2020			658,870

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	BANKS - 13.2% (Continued)
$263,000	JPMorgan Chase & Co. ~	2.6250	10/29/2020	Quarterly US LIBOR	+0.50%	$259,555
1,420,000	JPMorgan Chase & Co. #	5.3000	8/1/2020	Quarterly US LIBOR	+3.80%	1,343,625
400,000	Manufacturers & Traders Trust Co. #	2.2204	12/1/2021	Quarterly US LIBOR	+0.64%	395,006
500,000	National Westminster Bank PLC ~	1.8632	11/29/2049	Quarterly US LIBOR	+0.25%	415,000
						31,849,765
	BEVERAGES - 0.6%
400,000	Coca-Cola European Partners PLC	3.2500	8/19/2021			407,055
1,050,000	Pernod Ricard SA ^	5.7500	4/7/2021			1,089,092
						1,496,147
	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
216,705	Alternative Loan Trust 2004-35T2	6.0000	2/25/2035			33,829
9,051	Banc of America Funding 2004-D Trust #	4.1638	6/25/2034			8,738
8,288	Banc of America Mortgage 2004-A Trust #	3.8748	2/25/2034			7,850
12,152,604	BCAP LLC Trust 2007-AA2 #	0.4476	4/25/2037			158,470
22,167	Bear Stearns ARM Trust 2003-4 #	4.3990	7/25/2033			21,247
19,472	Bear Stearns Asset Backed Securities Trust 2003-AC5 <	5.5000	10/25/2033			20,312
13,899	Chase Mortgage Finance Trust Series 2007-A1 #	4.5476	2/25/2037			13,033
54,450	CHL Mortgage Pass-Through Trust 2004-7 #	4.3531	5/25/2034			51,421
15,253	Citigroup Global Markets Mortgage Securities VII, Inc. ^	6.0000	9/25/2033			14,981
23,680	Citigroup Mortgage Loan Trust 2006-4	0.0000	12/25/2035			26,792
12,279	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4 ~	0.9372	6/25/2034	Monthly US LIBOR	+0.45%	11,016
33,050	GSR Mortgage Loan Trust 2004-14 #	4.3451	12/25/2034			32,999
320,622	GSR Mortgage Loan Trust 2004-2F ~	7.1628	1/25/2034	Monthly US LIBOR	+7.65%	38,378
21,237	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034			21,084
71,953	Impac CMB Trust Series 2004-4 ~	1.3872	9/25/2034	Monthly US LIBOR	+0.90%	68,601
11,028	Impac CMB Trust Series 2004-5 ~	1.4073	10/25/2034	Monthly US LIBOR	+0.92%	10,433
69,489	Impac CMB Trust Series 2004-6 ~	1.3123	10/25/2034	Monthly US LIBOR	+0.83%	68,019
62,120	JP Morgan Mortgage Trust 2005-A1#	4.2976	2/25/2035			56,089
18,254	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033			19,598
741,954	MASTR Alternative Loan Trust 2007-HF1	7.0000	10/25/2047			175,294
25,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035			26,083
35,919	Morgan Stanley Mortgage Loan Trust 2004-10AR #	4.2228	11/25/2034			32,062
12,460	Morgan Stanley Mortgage Loan Trust 2004-7AR #	3.9477	9/25/2034			11,598
41,955	RAMP Series 2004-SL3 Trust	7.5000	12/25/2031			41,259
20,008	Structured Asset Securities Corp. #	4.7339	9/25/2026			19,652
90,838	Wilshire Funding Corp. #	7.2500	8/25/2027			89,280
						1,078,118
	COMMERCIAL SERVICES - 1.6%
3,919,000	Nielsen Finance LLC / Nielsen Finance Co.	4.5000	10/1/2020			3,891,959

	COMPUTERS - 5.3%
3,230,000	Dell, Inc.	4.6250	4/1/2021			3,281,680
1,958,000	EMC Corp.	2.6500	6/1/2020			1,954,378
7,545,000	Leidos Holdings, Inc.	4.4500	12/1/2020			7,599,701
						12,835,759
	DIVERSIFIED FINANCIAL SERVICES - 2.7%
2,030,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.5000	5/15/2021			1,970,731
2,239,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.6250	10/30/2020			2,210,678
1,056,000	AIG Global Funding ~^	1.9305	7/2/2020	Quarterly US LIBOR	+0.48%	1,056,958
629,000	Ally Financial, Inc.	4.2500	4/15/2021			635,007
300,000	GTP Acquisition Partners I LLC ^	2.3500	6/15/2020			302,999
500,000	ILFC E-Capital Trust I #^	3.3300	7/20/2020	Quarterly US LIBOR	+1.55%	240,872
						6,417,245
	ELECTRIC - 1.9%
700,000	Duke Energy Carolinas LLC	4.3000	6/15/2020			702,857
1,438,000	EDP Finance BV ^	5.2500	1/14/2021			1,474,726
450,000	Entergy Corp.	5.1250	9/15/2020			452,158
2,025,000	Sempra Energy ~	1.7189	1/15/2021	Quarterly US LIBOR	+0.50%	2,004,550
						4,634,291
	FOOD - 0.2%
425,000	Conagra Brands, Inc.	1.8199	10/9/2020			422,733
50,000	Kraft Heinz Foods Co.	3.3750	6/15/2021			50,738
						473,471
	FOREST PRODUCTS & PAPER - 0.3%
775,000	Carter Holt Harvey Ltd. +	9.5000	12/1/2024			800,187

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	HOME EQUITY ASSET BACKED SECURITIES - 1.3%
$67,300	Aames Mortgage Trust 2001 1 Mortgage Pass Thr Certs Se 01 1 <	8.0880	6/25/2031			$70,376
1,952	ABFC 2002-OPT1 Trust ~	1.8822	4/25/2032	Monthly US LIBOR	+1.40%	2,077
38,250	AFC Trust Series 2000-1 ~	1.6766	3/25/2030	Monthly US LIBOR	+0.73%	37,098
3,384	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Ser 2003-11 <	5.2465	12/25/2033			3,376
27,392	Amresco Residential Securities Corp. Mortgage Loan Trust 1998-1 #	7.0000	1/25/2028			27,485
160,821	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6 ~	2.9622	11/25/2033	Monthly US LIBOR	+2.48%	157,239
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1 ~	4.4872	10/25/2034	Monthly US LIBOR	+4.00%	120,784
408,579	Bear Stearns Asset Backed Securities I Trust 2004-FR3 ~	2.5873	9/25/2034	Monthly US LIBOR	+2.10%	318,804
244,442	Bear Stearns Asset Backed Securities I Trust 2004-HE7 ~	3.1872	8/25/2034	Monthly US LIBOR	+2.70%	218,432
20,728	Bear Stearns Asset Backed Securities Trust 2003-ABF1 ~	1.2273	1/25/2034	Monthly US LIBOR	+0.74%	18,098
155,469	CDC Mortgage Capital Trust 2004-HE1 ~	2.2872	6/25/2034	Monthly US LIBOR	+1.80%	148,925
252,933	CDC Mortgage Capital Trust 2004-HE3 ~	2.2872	11/25/2034	Monthly US LIBOR	+1.80%	210,416
59,206	Credit Suisse First Boston Mortgage Securities Corp. <	6.9900	2/25/2031			58,745
40,000	GSAA Trust <	5.2950	11/25/2034			40,147
64,512	Home Equity Asset Trust ~	2.6372	3/25/2034	Monthly US LIBOR	+2.15%	61,491
455,054	Home Equity Asset Trust 2004-4 ~	2.4373	10/25/2034	Monthly US LIBOR	+1.95%	438,190
23,193	Meritage Mortgage Loan Trust 2003-1 ~	2.8123	11/25/2033	Monthly US LIBOR	+2.33%	22,469
28,884	Meritage Mortgage Loan Trust 2003-1 ~	3.1872	11/25/2033	Monthly US LIBOR	+2.70%	25,796
39,135	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 ~	2.6623	7/25/2034	Monthly US LIBOR	+2.18%	33,951
61,325	New Century Home Equity Loan Trust ~^	1.6122	10/25/2033	Monthly US LIBOR	+1.13%	58,658
139,103	New Century Home Equity Loan Trust Series 2003-B ~	2.9622	11/25/2033	Monthly US LIBOR	+2.48%	138,904
39,994	NovaStar Mortgage Funding Trust Series 2003-4 ~	1.5523	2/25/2034	Monthly US LIBOR	+1.07%	39,594
1,843	NovaStar Mortgage Funding Trust Series 2004-1 ~	2.0622	6/25/2034	Monthly US LIBOR	+1.58%	1,616
172,480	NovaStar Mortgage Funding Trust Series 2004-2 ~	2.7372	9/25/2034	Monthly US LIBOR	+2.25%	143,347
18,113	Option One Mortgage Accept Corp. Asset Back Certs Ser 2003 5 ~	1.1273	8/25/2033	Monthly US LIBOR	+0.64%	16,580
76,674	RASC Series 2003-KS4 Trust <	5.1100	6/25/2033			74,472
150,093	Saxon Asset Securities Trust 2002-1 ~	2.2872	11/25/2031	Monthly US LIBOR	+1.80%	123,869
33,363	Saxon Asset Securities Trust 2003-3 ~	2.8873	12/25/2033	Monthly US LIBOR	+2.40%	31,739
83,799	Securitized Asset Backed Receivables LLC Trust 2004-OP1 ~	2.1373	2/25/2034	Monthly US LIBOR	+1.65%	82,943
260,479	Securitized Asset Backed Receivables LLC Trust 2004-OP1 ~	2.5122	2/25/2034	Monthly US LIBOR	+2.03%	238,594
77,812	Security National Mortgage Loan Trust 2007-1 ~^	1.2966	4/25/2037	Monthly US LIBOR	+0.35%	76,881
114,759	Terwin Mortgage Trust Series TMTS 2003-2HE ~	2.6372	7/25/2034	Monthly US LIBOR	+2.15%	96,326
						3,137,422
	INSURANCE - 0.7%
300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023			313,764
1,394,000	Metlife, Inc. #	5.2500	7/24/2020	Quarterly US LIBOR	+3.58%	1,271,154
						1,584,918
	INTERNET - 1.4%
3,455,000	Expedia Group, Inc.	5.9500	8/15/2020			3,480,757

	MANUFACTURED HOUSING ASSET BACKED SECURITY - 0.0%**
18,217	Conseco Finance Corp.	7.2200	3/15/2028			18,471

	MEDIA - 0.7%
739,000	Charter Communications Operating LLC	4.4640	7/23/2022			779,275
310,000	ViacomCBS, Inc.	4.3000	2/15/2021			312,763
679,000	ViacomCBS, Inc. #	5.8750	2/28/2057	Quarterly US LIBOR	+3.90%	621,489
						1,713,527
	MISCELLANEOUS - 1.0%
852,000	General Electric Co.	4.3750	9/16/2020			858,351
2,000,000	General Electric Co. #	5.0000	1/21/2021	Quarterly US LIBOR	+3.33%	1,642,500
						2,500,851
	OIL & GAS - 2.3%
630,000	BG Energy Capital PLC ^	4.0000	12/9/2020			637,158
3,761,000	Petrobras Global Finance BV	5.3750	1/27/2021			3,806,320
1,000,000	Shell International Finance BV	2.1250	5/11/2020			1,000,164
						5,443,642
	OTHER ASSET BACKED SECURITIES - 16.4%
850,000	ACIS CLO 2017-7 Ltd. Series 2017-7A, Class B ^~	3.5133	5/1/2027	Quarterly US LIBOR	+1.75%	833,207
2,000,000	AMMC CLO 16 Ltd. Series 2015-16A, Class ER ^~	7.3714	4/14/2029	Quarterly US LIBOR	+6.06%	1,301,954
1,000,000	AMMC CLO XI Ltd. Series 2012-11A, Class CR2 ^~	3.6695	4/30/2031	Quarterly US LIBOR	+1.90%	876,334
2,000,000	Arch Street CLO Ltd. Series 2016-2A, Class ER ^~	7.4352	10/20/2028	Quarterly US LIBOR	+6.30%	1,331,974
17,259	Bear Stearns Asset Backed Securities Trust 2003-SD3 ~	3.3373	10/25/2033	Monthly US LIBOR	+2.85%	17,224
12,118	Bravo Mortgage Asset Trust ^~	0.7273	7/25/2036	Monthly US LIBOR	+0.24%	11,990
1,600,000	Brigade Debt Funding I Ltd. Series 2018-1A, Class D ^	6.3500	4/25/2036			1,621,552

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	OTHER ASSET BACKED SECURITIES - 16.4% (Continued)
$103,125	Carrington Mortgage Loan Trust Series 2004-NC2 ~	2.2872	8/25/2034	Monthly US LIBOR	+1.80%	$105,542
2,000,000	Catamaran CLO 2013-1 Ltd. Series 2013-1A, Class FR ^~	8.1414	1/27/2028	Quarterly US LIBOR	+7.15%	993,278
2,000,000	Cathedral Lake CLO 2013 Ltd. Series 2013-1A, Class BR ^~	3.5189	10/15/2029	Quarterly US LIBOR	+2.30%	1,736,318
1,597,500	CIFC Funding 2015-III Ltd. Series 2015-3A, Class DR ^~	3.6353	4/19/2029	Quarterly US LIBOR	+2.50%	1,252,555
223,252	Countrywide Asset-Backed Certificates ~	0.9872	8/25/2034	Monthly US LIBOR	+0.50%	192,539
79,359	Countrywide Asset-Backed Certificates ^~	3.8622	3/25/2032	Monthly US LIBOR	+3.38%	80,679
185,901	Credit-Based Asset Servicing & Securitization LLC ~	2.2123	7/25/2035	Monthly US LIBOR	+1.73%	176,018
178,486	Credit-Based Asset Servicing & Securitization LLC ~	3.3230	3/25/2034	Monthly US LIBOR	+2.78%	178,747
500,500	Crown Point CLO IV Ltd. Series 2018-4A, Class B ^~	2.6353	4/20/2031	Quarterly US LIBOR	+1.50%	463,765
65,576	CWABS Inc Asset-Backed Certificates Trust 2004-6 ~	1.3872	11/25/2034	Monthly US LIBOR	+0.90%	59,624
45,427	CWABS Inc Asset-Backed Certificates Trust 2004-6 ~	1.6873	11/25/2034	Monthly US LIBOR	+1.20%	42,144
1,000,000	Denali Capital CLO XI Ltd. Series 2015-1A, Class DR ^~	6.7453	10/20/2028	Quarterly US LIBOR	+5.61%	620,968
1,000,000	Elevation CLO 2017-7 Ltd. Series 2017-7A, Class C ^~	3.1189	7/15/2030	Quarterly US LIBOR	+1.90%	896,543
17,897	Equity One Mortgage Pass-Through Trust 2002-5 <	5.8030	11/25/2032			18,158
225,434	Finance America Mortgage Loan Trust 2004-2 ~	1.4623	8/25/2034	Monthly US LIBOR	+0.98%	202,378
37,209	Finance America Mortgage Loan Trust 2004-2 ~	2.5873	8/25/2034	Monthly US LIBOR	+2.10%	31,291
29,612	First Franklin Mortgage Loan Trust 2002-FF1 ~	2.1095	4/25/2032	Monthly US LIBOR	+1.13%	28,490
1,000,000	Fortress Credit BSL IV Ltd. Series 2017-1A, Class C ^~	3.4914	10/26/2029	Quarterly US LIBOR	+2.50%	948,526
2,500,000	Fortress Credit BSL VI Ltd. Series 2018-1A, Class B1R ^~	2.8676	7/23/2031	Quarterly US LIBOR	+1.77%	2,338,925
2,000,000	Greywolf CLO II Ltd. Series 13-1A, Class BR ^~	3.3689	10/15/2029	Quarterly US LIBOR	+2.15%	1,807,622
1,000,000	Halcyon Loan Advisors Funding 2015-1 Ltd. Series 2015-1A, Class CR ^~	3.1353	4/20/2027	Quarterly US LIBOR	+2.00%	945,823
1,500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. Series 2015-2A, Class E ^~	6.6914	7/25/2027	Quarterly US LIBOR	+5.70%	1,026,952
2,038,846	Halcyon Loan Advisors Funding 2015-3 Ltd. Series 2015-3A, Class D ^~	7.0853	10/18/2027	Quarterly US LIBOR	+5.95%	1,377,150
2,000,000	Jamestown CLO V Ltd. Series 2014-5A, Class E ^~	6.2349	1/17/2027	Quarterly US LIBOR	+5.10%	1,380,252
1,000,000	KVK CLO 2013-1 Ltd. Series 2013-1A, Class DR ^~	4.2614	1/15/2028	Quarterly US LIBOR	+2.95%	794,820
1,000,000	KVK CLO 2016-1 Ltd. Series 2016-1A, Class B ^~	3.4689	1/15/2029	Quarterly US LIBOR	+2.25%	952,765
500,000	KVK CLO 2018-1 Ltd. Series 2018-1A, Class B ^~	3.3446	5/20/2029	Quarterly US LIBOR	+1.65%	475,514
55,779	Long Beach Mortgage Loan Trust 2003-2 ~	3.3373	6/25/2033	Monthly US LIBOR	+2.85%	53,357
15,645	Long Beach Mortgage Loan Trust 2004-1 ~	1.3123	2/25/2034	Monthly US LIBOR	+0.83%	15,406
2,400,000	Man GLG US CLO Series 2018-1A, Class BR ^~	3.1052	4/22/2030	Quarterly US LIBOR	+1.97%	2,104,212
2,000,000	Marathon CLO V Ltd. Series 2013-5A, Class DR ^~	7.4460	11/21/2027	Quarterly US LIBOR	+5.75%	1,291,526
906	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5 ~	2.4373	7/25/2035	Monthly US LIBOR	+1.95%	908
110,670	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC7 ~	2.2123	7/25/2034	Monthly US LIBOR	+1.73%	104,644
2,450,000	Oaktree CLO 2014-1 Series 2014-1A, Class DR ^~	8.0072	5/13/2029	Quarterly US LIBOR	+6.30%	1,262,563
215,578	RAMP Series 2002-RS3 Trust ~	1.4623	6/25/2032	Monthly US LIBOR	+0.98%	196,571
2,000,000	Sound Point CLO II Ltd. Series 2013-1A, Class A3R ^~	2.8414	1/26/2031	Monthly US LIBOR	+1.85%	1,763,624
122,538	Specialty Underwriting & Residential Finance Trust Series 2004-BC4 ~	1.6873	10/25/2035	Quarterly US LIBOR	+1.20%	116,425
520,000	Steele Creek CLO 2014-1 Ltd. Series 2014-1RA, Class B ^~	2.6090	4/21/2031	Monthly US LIBOR	+1.50%	467,722
79,002	Structured Asset Investment Loan Trust 2004-7 ~	1.6122	8/25/2034	Monthly US LIBOR	+1.13%	77,921
109,279	Structured Asset Securities Corp. 2005-WF1 ~	2.3923	2/25/2035	Monthly US LIBOR	+1.91%	93,633
89,566	Structured Asset Securities Corp. 2005-WF1 ~	2.5423	2/25/2035	Quarterly US LIBOR	+2.06%	71,763
2,000,000	Tralee CLO V Ltd. Series 2018-5A, Class C ^~	3.3352	10/20/2028	Quarterly US LIBOR	+2.20%	1,775,222
1,000,000	Venture XVI CLO Ltd. Series 2014-16A, Class DRR ^~	3.7289	1/15/2028	Quarterly US LIBOR	+2.51%	743,809
2,000,000	Venture XVI CLO Ltd. Series 2014-16A, Class ERR ^~	6.2489	1/15/2028	Quarterly US LIBOR	+5.03%	1,218,428
1,800,000	Zais CLO 1 Ltd. Series 2014-1A, Class BR ^~	3.8189	4/15/2028	Quarterly US LIBOR	+2.60%	1,651,892
1,380,000	Zais CLO 5 Ltd. Series 2016-2A, Class A2 ^~	3.6189	10/15/2028	Quarterly US LIBOR	+2.40%	1,313,879
						39,445,126
	PHARMACEUTICALS - 0.5%
610,000	Becton Dickinson and Co.	2.4040	6/5/2020			609,907
500,000	Zoetis, Inc.	3.4500	11/13/2020			505,209
						1,115,116
	PIPELINES - 0.5%
300,000	DCP Midstream Operating LP #^	5.8500	5/21/2043	Quarterly US LIBOR	+3.85%	140,580
1,213,000	Plains All American Pipeline LP / PAA Finance Corp.	5.0000	2/1/2021			1,186,538
						1,327,118
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 2.7%
1,484,000	American Tower Corp.	2.8000	6/1/2020			1,484,022
150,000	American Tower Trust #1 ^	3.0700	3/15/2023			152,874
500,000	Crown Castle International Corp.	2.2500	9/1/2021			505,287
764,000	Crown Castle International Corp.	3.4000	2/15/2021			771,211
1,825,000	SBA Tower Trust ^	2.8770	7/9/2021			1,835,489
500,000	SBA Tower Trust ^	3.1560	10/8/2020			498,921
1,115,000	SBA Tower Trust ^	3.7220	4/11/2023			1,141,229
						6,389,033

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	RETAIL - 1.5%
$3,630,000	Penske Automotive Group, Inc.	3.7500	8/15/2020			$3,624,373

	SAVINGS & LOANS - 0.2%
400,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021			425,030

	TELECOMMUNICATIONS - 2.6%
4,647,000	Sprint Communications, Inc.	7.0000	8/15/2020			4,701,138
1,568,625	Sprint Spectrum Co. LLC ^	3.3600	9/20/2021			1,577,488
						6,278,626
	TOTAL BONDS & NOTES (Cost $217,508,510)					197,899,804

Shares

	PREFERRED STOCKS - 0.5%
	BANKS - 0.5%
7,400	Citigroup, Inc. #	6.8750		Quarterly US LIBOR	+4.13%	202,464
40,000	Citigroup, Inc. #	7.1250		Quarterly US LIBOR	+4.04%	1,093,600
	TOTAL PREFERRED STOCKS (Cost $1,342,770)					1,296,064

Par Value

	TERM LOANS - 5.1%
$2,940,903	Aramark	3.7935	3/28/2024			2,803,357
719,048	Cedar Fair LP	2.1536	4/13/2024			693,097
4,434,280	Jacobs Douwe Egberts International BV	4.0625	10/23/2025			4,348,366
997,500	Sinclair Broadcasting	5.0800	7/18/2026			820,758
3,954,147	United Airlines	3.2322	4/1/2024			3,519,210
	TOTAL TERM LOANS (Cost $12,974,471)					12,184,788

	TOTAL INVESTMENTS - 93.0% (Cost $245,051,998)					$224,324,583
	OTHER ASSETS LESS LIABILITIES - 7.0%					16,916,461
	TOTAL NET ASSETS - 100.0%					$241,241,044

CLO - Collateralized Loan Obligation

CMO - Collateralized Mortgage Obligation

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

*	Interest Only Securities

#	Variable Rate Securities

~	Floating Rate Securities

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 25.86% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

<	STEP Securities

+	Fair valued determined using Level 3 measurements. As of April 30, 2020 fair valued securities had a market value of $800,187 and represented 0.33% of Total Net Assets.

**	Represents less than 0.1%

FUTURES CONTRACTS

Number of				Unrealized
Contracts		Counterparty	Notional Value ***	Appreciation
	LONG FUTURES CONTRACTS
290	US 10 Year Treasury Note Future June 2020	Interactive Brokers	$40,328,270	$608,426
100	US Long Bond Future June 2020	Interactive Brokers	18,103,100	288,413
		Net Unrealized Appreciation on Futures Contracts		$896,839

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2020

ASSETS
Investment securities:
At cost	$245,051,998
At fair value	$224,324,583
Cash	9,889,678
Dividends and interest receivable	2,459,965
Deposits with brokers	3,606,460
Net unrealized appreciation on futures contracts	896,839
Receivable for Fund shares sold	930,821
Prepaid expenses and other assets	62,819
TOTAL ASSETS	242,171,165

LIABILITIES
Payable for securities purchased	499,895
Investment advisory fees payable	157,953
Payable to related parties	50,201
Payable for Fund shares repurchased	188,917
Distribution (12b-1) fees payable	5,134
Accrued expenses and other liabilities	28,021
TOTAL LIABILITIES	930,121
NET ASSETS	$241,241,044

Composition of Net Assets:
Paid in capital	$259,663,893
Accumulated losses	(18,422,849)
NET ASSETS	$241,241,044

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2020

Net Asset Value Per Share:
Class A Shares:
Net Assets	$17,927,401
Shares of beneficial interest outstanding (a)	1,890,792
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.48
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.06

Class C Shares:
Net Assets	$1,298,070
Shares of beneficial interest outstanding (a)	136,880
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.48

Class I Shares:
Net Assets	$222,015,573
Shares of beneficial interest outstanding (a)	23,393,901
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.49

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2020

INVESTMENT INCOME
Dividends	$206,220
Interest	5,130,574
TOTAL INVESTMENT INCOME	5,336,794

EXPENSES
Investment advisory fees	1,117,067
Distribution (12b-1) fees:
Class A	29,247
Class C	7,088
Administration fees	173,454
Transfer agent fees	100,300
Third party administration servicing fees	71,531
Registration fees	41,000
Accounting services fees	27,213
Custodian fees	19,242
Legal fees	16,988
Printing and postage expenses	16,935
Insurance expense	11,840
Audit fees	11,033
Compliance officer fees	10,773
Trustees fees and expenses	9,306
Other expenses	13,040
TOTAL EXPENSES	1,676,057

NET INVESTMENT INCOME	3,660,737

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(4,598,843)
Net realized gain from futures contracts	6,515,797
Net change in unrealized depreciation on investments	(11,539,718)
Net change in unrealized appreciation on futures contracts	637,466
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(8,985,298)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,324,561)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019
FROM OPERATIONS
Net investment income	$3,660,737	$8,226,934
Net realized gain (loss) from investments	(4,598,843)	127,066
Net realized gain (loss) from futures contracts	6,515,797	(198,880)
Net change in unrealized depreciation on investments	(11,539,718)	(11,770,416)
Net change in unrealized appreciation (depreciation) on futures contracts	637,466	(306,884)
Net decrease in net assets resulting from operations	(5,324,561)	(3,922,180)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(278,691)	(819,358)
Class C	(11,862)	(29,788)
Class I	(3,352,867)	(8,668,095)
Total distributions to shareholders	(3,643,420)	(9,517,241)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,416,448	15,262,044
Class C	2,800	725,600
Class I	65,547,102	209,630,332
Net asset value of shares issued in reinvestment of distributions:
Class A	245,099	738,570
Class C	11,836	29,708
Class I	2,084,530	5,422,048
Payments for shares redeemed:
Class A	(11,792,187)	(11,981,995)
Class C	(160,611)	(7,102)
Class I	(128,536,151)	(119,911,525)
Net increase (decrease) in net assets from shares of beneficial interest	(69,181,134)	99,907,680

TOTAL INCREASE (DECREASE) IN NET ASSETS	(78,149,115)	86,468,259

NET ASSETS
Beginning of the period	319,390,159	232,921,900
End of the period	$241,241,044	$319,390,159

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019

SHARE ACTIVITY
Class A:
Shares Sold	350,561	1,516,466
Shares Reinvested	25,279	73,607
Shares Redeemed	(1,209,083)	(1,192,082)
Net increase (decrease) in shares of beneficial interest outstanding	(833,243)	397,991

Class C:
Shares Sold	284	71,816
Shares Reinvested	1,222	2,962
Shares Redeemed	(16,296)	(703)
Net increase (decrease) in shares of beneficial interest outstanding	(14,790)	74,075

Class I:
Shares Sold	6,699,645	20,779,248
Shares Reinvested	214,891	540,091
Shares Redeemed	(13,130,365)	(11,916,749)
Net increase (decrease) in shares of beneficial interest outstanding	(6,215,829)	9,402,590

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2020		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.82		$10.29	$10.21	$10.03	$10.00	$10.18
Activity from investment operations:
Net investment income (1)	0.12		0.26	0.23	0.16	0.30	0.29
Net realized and unrealized gain (loss) on investments (2)	(0.34)		(0.41)	0.10	0.19	0.03	(0.17)
Total from investment operations	(0.22)		(0.15)	0.33	0.35	0.33	0.12
Less distributions from:
Net investment income	(0.12)		(0.28)	(0.25)	(0.17)	(0.30)	(0.30)
Net realized gains	—		(0.04)	—	—	—	—
Total distributions	(0.12)		(0.32)	(0.25)	(0.17)	(0.30)	(0.30)
Net asset value, end of period	$9.48		$9.82	$10.29	$10.21	$10.03	$10.00
Total return (3)	(2.28	)% (7)	(1.54)%	3.25%	3.56%	3.32%	1.16%
Net assets, at end of period (000)s	$17,927		$26,760	$23,942	$31,421	$10,988	$5,430
Ratio of gross expenses to average net assets (4)(5)(6)	1.43	% (8)	1.40%	1.46%	1.52%	1.59%	1.76%
Ratio of net expenses to average net assets (5)(6)	1.43	% (8)	1.40%	1.38%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets (5)(6)	2.41	% (8)	2.60%	2.25%	1.55%	2.99%	2.84%
Portfolio Turnover Rate	21	% (7)	37%	50%	43%	45%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C
	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2020		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.82		$10.30	$10.22	$10.04	$10.01	$10.19
Activity from investment operations:
Net investment income (1)	0.07		0.19	0.18	0.10	0.24	0.22
Net realized and unrealized gain (loss) on investments (2)	(0.33)		(0.43)	0.08	0.18	0.01	(0.18)
Total from investment operations	(0.26)		(0.24)	0.26	0.28	0.25	0.04
Less distributions from:
Net investment income	(0.08)		(0.20)	(0.18)	(0.10)	(0.22)	(0.22)
Net realized gains	—		(0.04)	—	—	—	—
Total distributions	(0.08)		(0.24)	(0.18)	(0.10)	(0.22)	(0.22)
Net asset value, end of period	$9.48		$9.82	$10.30	$10.22	$10.04	$10.01
Total return (3)	(2.64	)% (7)	(2.34)%	2.59%	2.80%	2.52%	0.45%
Net assets, at end of period (000)s	$1,298		$1,490	$799	$77	$105	$165
Ratio of gross expenses to average net assets (4)(5)(6)	2.18	% (8)	2.15%	2.21%	2.27%	2.34%	2.51%
Ratio of net expenses to average net assets (5)(6)	2.18	% (8)	2.15%	2.13%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets (5)(6)	1.64	% (8)	1.88%	1.72%	0.98%	2.45%	2.16%
Portfolio Turnover Rate	21	% (7)	37%	50%	43%	45%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2020		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.83		$10.30	$10.21	$10.04	$10.01	$10.19
Activity from investment operations:
Net investment income (1)	0.13		0.29	0.26	0.19	0.32	0.31
Net realized and unrealized gain (loss) on investments (2)	(0.34)		(0.44)	0.10	0.18	0.03	(0.17)
Total from investment operations	(0.21)		(0.15)	0.36	0.37	0.35	0.14
Less distributions from:
Net investment income	(0.13)		(0.28)	(0.27)	(0.20)	(0.32)	(0.32)
Net realized gains	—		(0.04)	—	—	—	—
Total distributions	(0.13)		(0.32)	(0.27)	(0.20)	(0.32)	(0.32)
Net asset value, end of period	$9.49		$9.83	$10.30	$10.21	$10.04	$10.01
Total return (3)	(2.15	)% (7)	(1.29)%	3.61%	3.70%	3.56%	1.42%
Net assets, at end of period (000)s	$222,016		$291,140	$208,180	$110,254	$77,921	$50,777
Ratio of gross expenses to average net assets (4)(5)(6)	1.18	% (8)	1.15%	1.21%	1.27%	1.34%	1.51%
Ratio of net expenses to average net assets (5)(6)	1.18	% (8)	1.15%	1.13%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (5)(6)	2.65	% (8)	2.86%	2.54%	1.93%	3.19%	3.11%
Portfolio Turnover Rate	21	% (7)	37%	50%	43%	45%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay a 1.00% sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional- sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend, as needed, valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Closed End Fund	$166,860	$—	$—	$166,860
Exchange Traded Fund	354,562	—	—	354,562
Mutual Funds	12,422,505	—	—	12,422,505
Bonds & Notes	—	197,099,617	800,187	197,899,804
Preferred Stocks	1,296,064	—	—	1,296,064
Term Loans	—	12,184,788	—	12,184,788
Derivatives
Futures Contracts **	896,839	—	—	896,839
Total	$15,136,830	$209,284,405	$800,187	$225,221,422

*	Refer to the Schedule of Investments for classifications.

**	Net unrealized appreciation (depreciation) of futures contracts is reported in the above table.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security Carter Holt Harvey:

Bonds & Notes
Beginning Balance 11/1/2019	$801,660
Total realized gain (loss)	—
Unrealized Depreciation	(9,358)
Cost of Purchases	—
Proceeds from Sales	—
Amortization	7,885
Net transfers in/out of level 3	—
Ending Balance 4/30/2020	$800,187

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are below.

Fair Value at April 30, 2020	Valuation Techniques	Unobservable Input	Impact to Valuation
$ 103.25	Spread to comparable security adjusted for a fixed spread as of the last trade date.	720 basis point spread to comparable security with a rate of 4.625%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the six months period ended April 30, 2020, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2020 for the Fund.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$896,839	$—	$896,839	$—	$—	$—
Total	$896,839	$—	$896,839	$—	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $3,606,460.

Impact of Derivatives on the Statement of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of April 30, 2020 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of April 30, 2020:

	Asset Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Interest Rate Contracts	Unrealized appreciation on futures contracts	$896,839

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of April 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures Contracts	Net realized gain from futures contracts;
Net change in unrealized appreciation from futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months period ended April 30, 2020:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
			Total for the Six Months Period Ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	April 30, 2020
Futures contracts	$21,113	$6,494,684	$6,515,797

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of
Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Six Months Period Ended April 30, 2020
Futures contracts	$637,466	$637,466

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2017 to October 31, 2019, or expected to be taken in the Fund’s October 31, 2020 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed in these Notes to Financial Statements. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include, but are not limited to: active trading risk, bank loan risk, collateralized loan obligations risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, credit spread risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, financial sector risk, fixed income securities risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, interest rate risk, issuer-specific risk, investment companies and exchange-traded funds risks, leverage risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, preferred securities risk, prepayment and extension risk, regulatory risk, sector risk, securities lending risk, short sales risk, swap risk, U.S. government securities risk, valuation risk, variable or floating rate securities and volatility risk.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Currency Risk – The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securitie s are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk – The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Fixed Income Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Foreign (non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process, which have subsequently resulted in investigations and fines. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund. In 2017, the United Kingdom’s Financial Conduct Authority warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre -existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months period ended April 30, 2020, amounted to $55,290,232 and $113,569,987, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $1,117,067 for the six months period ended April 30, 2020.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least March 1, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Prior to March 1, 2018, the expense limitations in effect for the Fund were 1.20%, 1.95% and 0.95% for Class A, Class C and Class I shares, respectively. No recoupment amount will be paid to the Advisor in any fiscal quarter unless the Board has determined in advance that a recoupment is in the best interest of the Fund and its shareholders.

During the six months period ended April 30, 2020, the Advisor did not waive any fees or expenses. The Advisor can recoup waived and reimbursed expenses of $355,837 until October 31, 2020 and $128,740 until October 31, 2021.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor” and “NLD”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution -related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months period ended April 30, 2020, the Distributor received $1,852 and $0 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $279 and $0 was retained by the principal underwriter for Class A and Class C shares, respectively.

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad- hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”) . As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. As of April 30, 2020, aggregate cost for federal tax purposes is $244,792,264 and differs from market value by net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$6,322,207
Gross unrealized depreciation:	(26,789,888)
Net unrealized depreciation:	$(20,467,681)

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Ordinary Income	$9,418,535	$4,681,912
Long-Term Capital Gain	—	—
Return of Capital	98,706	—
	$9,517,241	$4,681,912

As of October 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits
$—	$—	$—	$(526,905)	$—	$(8,927,963)	$(9,454,868)

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and adjustments to perpetual bonds.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2020

At October 31, 2019, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$103,921	$422,984	$526,905	$—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(98,706)	$98,706

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
April 30, 2020

Approval of Advisory Agreement

Regents Park Funds, LLC and Anfield Capital Management, LLC for the Anfield Universal Fixed Income Fund

At a meeting held on March 4-5, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shares Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Anfield Capital Management, LLC (the “Adviser”) and the Trust, on behalf of Anfield Universal Fixed Income Fund (“the Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser related to the Advisory Agreement with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of the Adviser; information regarding risk management processes and liquidity management; the compliance policies and procedures of the Adviser, including its business continuity and cybersecurity policies and a Code of Ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); the Adviser’s use of an outside compliance consultant; information regarding the Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge. The Board also noted that on a regular basis it received and reviewed information from the Trust’s CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser’s policies and procedures relating to business continuity and cybersecurity, including the review and evaluation of the Trust’s CCO of these policies and procedures. The Board took into account that the Adviser and Regents Park Funds, LLC are affiliates under common control and share many key personnel with each other, and considered the differing functions of each firm with respect to managing either operations and/or portfolio management for various funds of the Trust, including whether this presented any potential conflicts of interest for

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2020

such funds. The Board noted that the Adviser retained oversight of both the operational and investment functions for the Fund and was considered on that basis with respect to the Fund. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year, including a written report containing the Adviser’s performance commentary for the prior quarterly period; and in past years, of the Adviser’s management and the quality of the performance of its duties. The Board noted that it had conducted a thorough review of the Adviser’s operations over the course of the prior year, including with respect to its compliance functions, and audited financial condition, that the Adviser had satisfied the Board’s inquiries and the Board was satisfied with the Adviser’s operations. The Board observed that the Adviser had an effective compliance program and had added compliance resources over the past year. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, compliance policies and procedures to perform its duties under the Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the services provided by the Adviser were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a broad-based index and against a group of peer funds provided by Broadridge, an independent third-party data provider (the “Peer Group”). The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that data may vary depending on the selected end date and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to its Peer Group.

The Board also took into account management’s discussion of the performance of the Fund, including the quarterly written report containing the Adviser’s performance commentary. The Board also noted that that the Adviser was actively monitoring the performance of the Fund.

With respect to the Fund, the Board considered that the Adviser is responsible for the day-to-day management of the Fund’s portfolio. For the one-year, three-year, five-year, and since inception periods ended December 31, 2019 as compared to its Peer Group, Morningstar category (Nontraditional Bond), and benchmark index (ICE Bank of America Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index), the Fund had underperformed the median of its Peer Group and Morningstar category and outperformed its benchmark index for the three-year, five-year and since inception periods. The Board also considered the Fund had received a three-star rating from Morningstar. The Board concluded that the overall performance of the Fund was satisfactory and any underperformance was being appropriately monitored and/or addressed.

Fees and Expenses. Regarding the costs of the services provided by the Adviser, among other expense data, the Board considered a comparison prepared by Broadridge of the Fund’s advisory fee and operating expenses compared to its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategies of the Fund relative to its Peer Group, as well as the level, quality and nature of the services provided by the Adviser with respect to the Fund.

The Board noted that, with respect to the Fund, the Advisor’s advisory fee was equal to the median of its Peer Group. The Board also noted that the Fund’s gross expense ratio was below the median and average of its Peer Group. The Board took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.25% of the Fund’s average net assets (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation). The Board also took into

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2020

account the asset size of the Fund relative to the funds in its Peer Group and that the Adviser had contractually agreed to reimburse a percentage of the Fund’s operating expenses.

Based on the factors above, the Board concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Board considered the profitability of the Adviser and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by the Adviser based on the Fund’s asset levels and considered the total profits of the Adviser from its relationship with the Fund. The Board concluded that the Adviser’s profitability, if any, from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether the Adviser would realize economies of scale with respect to the advisory services provided to the Fund. The Board considered the profitability analyses included in the Board Materials and noted that expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and it would revisit whether economies of scale exist in the future once Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by the Adviser from its association with the Fund. The Board noted that the Adviser did not believe it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted that certain reputational benefits may result from its relationships with the Fund. The Board concluded that these benefits are reasonable.

Conclusion. The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement with respect to the Fund for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the renewal of the Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2020

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/19	4/30/20	11/1/19 – 4/30/20	11/1/19 – 4/30/20
Class A	$ 1,000.00	$ 977.20	$ 7.01	1.43%
Class C	1,000.00	973.60	10.70	2.18
Class I	1,000.00	978.50	5.79	1.18

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/19	4/30/20	11/1/19 – 4/30/20	11/1/19 – 4/30/20
Class A	$1,000.00	$1,017.77	$ 7.15	1.43%
Class C	1,000.00	1,014.02	10.92	2.18
Class I	1,000.00	1,019.01	5.90	1.18

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Port or as an exhibit to its reports on Form N-PORT’s successor form, Form N-Port. Form N-Port is available on the SEC’s website at http://www.sec.gov. The information on Form N-Port are available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such an offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 7/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 7/6/2020

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer

Date 7/6/2020